                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 21, 1998
                                                 ----------------

                                CENTOCOR, INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Pennsylvania                 0-11103           23-2117202
      ------------------------------------------------------------------
          (State or other            (Commission file   (IRS Employer
          jurisdiction of            number)            Identification No.)
          incorporation)



         200 Great Valley Parkway, Malvern, Pennsylvania         19355
       -----------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code (215) 651-6000
                                                          --------------


                                Not applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)



       Item 5.  Other Events.
                ------------

     On January 19, 1998, a shareholder of Registrant filed a complaint in the United States District Court for the Eastern District of Pennsylvania naming Registrant and David P. Holveck, chief executive officer, as defendants and claiming a violation of the federal securities laws. In the complaint, plaintiff seeks to represent a class of those who purchased the stock of Registrant between December 2, 1997 and December 16, 1997, inclusive, and charges the defendants with having made false and misleading statements in connection with earnings forecasts. Plaintiff seeks an order awarding damages and costs, including counsel fees. Copies of the complaint and Registrant's press release with regard thereto are filed as exhibits to this Form 8-K.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

    (c)  Exhibits:
         --------

        (99.1)  Press release, dated January 20, 1998.

        (99.2)  Complaint, Surgener v. Centocor, Inc. et al.,
                           ---------------------------------
                C.A. No. 98-260, filed January 19, 1998 (E.D. Pa).



                                  SIGNATURES
                                  ----------



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             CENTOCOR, INC.
                             Registrant



Dated:  January 21, 1998         By: /s/ George D. Hobbs
                                 ------------------------------
                                 George D. Hobbs, Vice President,
                                    Corporate Counsel and
                                    Secretary